SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 14, 2003


                                KOPIN CORPORATION
               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                       0-19882                      04-2833935
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(State or Other Jurisdiction      (Commission                  (IRS Employer
         of Incorporation)        File Number)               Identification No.)


                695 Myles Standish Blvd., Taunton, MA 02780-1042
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (508) 824-6696
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits.
         --------

         99.1 Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9. Regulation FD Disclosure.

         Attached as an exhibit to this Form 8-K are the certifications of John
C. C. Fan, Chairman, President and Chief Executive Officer of Kopin, and Richard
A. Sneider, Treasurer and Chief Financial Officer of Kopin, made solely for the purpose of satisfying the requirements of Section 906 of the Sarbanes-Oxley Act of 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KOPIN CORPORATION


Dated:  March 14, 2003              By: /s/ Richard A. Sneider
                                        --------------------------------
                                    Richard A. Sneider
                                    Treasurer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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                                                                   Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

         The certification set forth below is hereby made solely for the purpose of satisfying the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 and may not be relied upon or used for any other purposes.

         In connection with the Annual Report of Kopin Corporation (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John C.
C. Fan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     By: /s/ John C. C. Fan
                                         ---------------------------------
                                     John C. C. Fan
                                     Chief Executive Officer

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The certification set forth below is hereby made solely for the purpose of satisfying the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 and may not be relied upon or used for any other purposes.

         In connection with the Annual Report of Kopin Corporation (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Sneider, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     By: /s/ Richard A. Sneider
                                         -------------------------------
                                     Richard A. Sneider
                                     Treasurer and Chief Financial Officer